SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Clark Fork Trust

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Clark Fork Trust
Tarkio Fund
218 Front Street, Suite 205
Missoula, Montana 59802

August 26, 2026

Dear Shareholders of the Tarkio Fund:

A Special Meeting of the Shareholders of the Tarkio Fund (the “Fund”), a series of Clark Fork Trust (the “Trust”), will be held on September 24, 2026, at 2:00 p.m., Mountain Time, at the office of the Trust located at 218 Front Street, Suite 205, Missoula, Montana 59802.

The Trust’s Board of Trustees (the “Board”) is seeking your vote for the election of five Trustees to the Trust’s Board. Three of the nominees currently serve as Trustees of the Trust, Mr. Russell Piazza, Ms. Simona Stan and Mr. Michael Munsey. The other two nominees, Mr. William Woody and Ms. Barbara Rigg,  are not currently Trustees of the Trust. Each  Trustee nominee except Mr. Piazza has been nominated by the Trust’s Board to serve as an “independent trustee” of the Trust if elected by the Fund’s  shareholders.

We urge you to vote promptly. If your shares are registered directly in your name, you may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided or by calling (866) 738-3629. If your shares are held through a broker, bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee. Beneficial owners may vote through Broadridge by Internet at www.ProxyVote.com, by telephone at 1-800-454-8683, or by returning the voting instruction form in the envelope provided.

Whether or not you plan to be present at the Special Meeting, your vote is important, and you are strongly encouraged to vote your shares promptly using the voting method applicable to you.

We look forward to receiving your vote so that your shares may be represented at the Special Meeting.

Sincerely,

/s/ Russell Piazza

Russell Piazza
Chairman of the Board of Trustees and President

Clark Fork Trust
Tarkio Fund
218 Front Street, Suite 205
Missoula, Montana 59802

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on  September 24, 2026:

This Proxy Statement is available online at: http://tarkiofund/shareholder-info/

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Tarkio Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund, a series of Clark Fork Trust (the “Special Meeting”) will be held on September 24, 2026, at the offices of the Trust located at 218 Front Street, Suite 205
Missoula, Montana 59802, at 2:00 p.m., Mountain Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1. To elect five Trustees to the Board of Trustees of the Trust, as follows: Mr. Russell Piazza, Ms. Simona Stan, Mr. Michael Munsey, Mr. William Woody and Ms. Barbara Rigg.

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees (the “Board”) recommends that you vote FOR each Trustee to the Board identified in this Proxy Statement. The Board has fixed the close of business on August 21, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this Notice of Special Meeting and the Proxy Statement, are also available at www.tarkiofund/shareholder-info. If you have any questions about the Proposal or the Special Meeting or need additional information, please call (866) 738-3629.

We urge you to vote as soon as possible so that your shares will be represented at the Special Meeting. If your shares are registered directly in your name, you may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided or by calling (866) 738-3629. If your shares are held through a broker, bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee. Beneficial owners may vote through Broadridge by Internet at www.ProxyVote.com, by telephone at 1-800-454-8683, or by returning the voting instruction form in the envelope provided. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own.

By order of the Board of Trustees of the Trust,

/s/ Russell Piazza

Russell Piazza
Chairman of the Board and President
August 26, 2026

PROXY STATEMENT

Clark Fork Trust
Tarkio Fund
218 Front Street, Suite 205
Missoula, Montana 59802

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Clark Fork Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Tarkio Fund (the “Fund”) (the “Special Meeting”) to be held on September  24, 2026, at 2:00 p.m., Mountain Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on August 21, 2026, are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the proxy card or voting instruction form, as applicable, are first being mailed to shareholders on approximately September 9, 2026.

The Trustees recommend that you vote:

1.	For the election of five Trustees to the Board of Trustees, as follows: Mr. Russell Piazza, Ms. Simona Stan, Mr. Michael Munsey, Mr. William Woody and Ms. Barbara Rigg.
2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

The Fund is the only series of the Trust that is operational and has shareholders. Each full  share of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by a properly submitted proxy or voting instruction will be voted in accordance with the instructions provided. If no instructions are provided on a properly submitted proxy, the proxy will be voted FOR the election of each Trustee.

PROPOSAL

ELECTION OF TRUSTEES

The Investment Company Act of 1940 (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. If at any time less than a majority of a fund’s trustees have been elected by fund shareholders, the fund must immediately call a meeting of shareholders to elect trustees.  Currently the Trust has three Trustees and two of them (Mr. Russell Piazza and Ms. Simona Stan) have previously been elected by the Fund’s sole initial shareholder prior to the Fund’s commencement of operations in 2011, and the other Trustee (Mr. Munsey) was appointed as a Trustee by the Trustees who are not “interested persons” (“Independent Trustees”) of the Trust at meeting held in May 2013. Mr. Munsey replaced a former Independent Trustee who had been elected by the Fund’s sole initial shareholder. Accordingly, only two of the Trustee Nominees have been previously appointed by the Fund’s sole initial shareholder, and by electing all of the Nominees at this special Meeting of Shareholders, all of the current Trustees and the two new Independent Trustees will have been elected by Fund shareholders at a shareholders’ meeting. Accordingly, the Board will continue to be able to appoint new Trustees in the future in compliance with applicable sections of the 1940 Act without the expense of conducting additional shareholder meetings to elect Trustees.

At a meeting of the Trust’s Board on August 20, 2026, the current Trustees of the Trust nominated for election the following five nominees to serve on the Board of Trustees of the Trust: Russell Piazza, Simona Stan, and Michael Munsey (each of whom are currently Trustees of the Trust), William Woody and Barbara Rigg. Mr. Woody and Ms. Rigg have been nominated as new Independent Trustees of the Trust.

Mr. Piazza is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with and financial interests in the Fund’s adviser, Front Street Capital Management, Inc.  (Mr. Piazza is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other four Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons” of the Trust. The Fund’s shareholders  are being asked to vote for the election of each of the Nominees at this Special Meeting. If elected, the Nominees will comprise the Trust’s entire Board of Trustee

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Russell T. Piazza is the President of Front Street Capital Management, Inc. Mr. Piazza has over 45 years of experience in the investment industry and brings extensive investment management knowledge to the Board of Trustees. Ms. Simona Stan has significant experience teaching business classes at the college and graduate levels, with a particular focus on marketing and she has conducted research and consulted in the areas of services marketing, customer service management, customer, and business-to-business relationships. Mr. Michael Munsey has 42 years of business and management experience. He currently is the owner of a restaurant in Missoula, Montana and has served on various boards including a local chamber of commerce and school board. Mr. William Woody  serves as the Chairman of the board of directors  of Consumer Direct Care Network. Ms. Barabra Rigg has over 25 years of local banking experience, including as commercial loan department manager and as business development officer. Following is a list of the Nominees of the Trust and their principal occupation over the last five years.

INDEPENDENT TRUSTEE NOMINEES

Name, Address(1) and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Simona Stan (1964)	Independent Trustee	Indefinite Term; Since 2011	Professor of Marketing (2018 – Present). Director of the MBA Program at the University of Montana College of Business (2006 - 2017);	1	None
Michael Munsey (1946)	Independent Trustee	Indefinite Term; Since May 2013	Founder and President, The Depot, Inc., founded in 1974.	1	None
William Woody (1959)	Independent Trustee	Indefinite Term	Founder of and Chairman of the Board of Advisors of Consumer Director Care Network since 1996.	1	Chairman, Consumer Direct Care Network
Barbara Rigg (1960)	Independent Trustee	Indefinite Term	Senior Vice President, Business Development Officer (October 2023 – June 2024) and Senior Vice President, Commercial Department Manager, Loan Officer (May 1996 – October 2023), First Security Bank of Missoula.	1	None

INTERESTED TRUSTEE NOMINEE AND TRUST OFFICERS WHO ARE NOT TRUSTEES

Name, Address(1) and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee
Russell. Piazza (3) (1955)	Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	President and Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (1965)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm) 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (1965)	Treasurer	Indefinite Term; Since 2015	Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.	N/A	N/A
John H. Lively (1969)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present.	N/A	N/A

 (1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

 (2) The Fund Complex includes only the Fund.

 (3) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Investment Adviser.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he or she dies, resigns, retires or is removed from the Board as provided in the Trust’s governing documents. The Board of Trustees oversees the Trust and the services of the Trust’s investment adviser and its other service providers. During the most recent fiscal year, the Trust held five meetings of its Board of Trustees. Each incumbent Trustee attended each of the Trust’s four Board meetings held in the last fiscal year.  The Board of Trustees has established an Audit Committee and Nominating and Corporate Governance Committee. The following describes each Committee.

The Board of Trustees has an Audit Committee, which is comprised of the current independent members of the Board of Trustees, Simona Stan and Michael Munsey. Each Independent Trustee is to be a member of the Audit Committee. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence. During the past fiscal year, the Committee met once. The Audit Committee Charter is included in Exhibit A to this Proxy Statement.

The Board of Trustees also has a Nominating and Corporate Governance Committee, which is comprised of the current independent members of the Board of Trustees, Simona Stan and Michael Munsey. Each Independent Trustee is to be a member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit B. The charter also describes the process by which shareholders of the Trust may make Trustee nominations. As stated in the charter, the Committee considers any specific financial, technical or other expertise possessed by a Trustee candidate and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications. This policy is implemented through the Committee’s interview process with respect to consideration of each new Trustee nominee. The Committee assesses the effectiveness of the policy through periodic review of the charter. All Trustee nominees including those recommended by Fund shareholders, are evaluated on the same basis. The Committee believes that, collectively, the current Board Members and nominees have balanced and diverse experiences, qualifications, attributes and skills which allows the Board to operate effectively in governing the Fund and protecting interests of shareholders.  With respect to each new Independent Trustee nominee, such nominees were recommended by the Trust’s Chief Executive Officer and other employees of Front Street Capital, Inc., the Fund’s investment adviser, at the invitation of the Trust’s current Independent Trustees. During the past fiscal year, the Committee did not meet.

The Chairman of the Board of Trustees is Russell Piazza, who is an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs, and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Fund and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies, liquidity risk management program and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation; and (8) receiving and reviewing an annual written report prepared by the Trust’s liquidity program administrator and reviewing the adequacy and effectiveness of the Trust’s liquidity risk management program. The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Compensation.   The Trustees of the Fund who are officers or employees of the Adviser receive no remuneration from the Fund.  Each of the other Trustees is paid a fee of $250 for each meeting attended and is reimbursed for the expenses of attending meetings.  In addition, each independent trustee receives in kind shares of the Fund valued at $150 for each meeting attended. Mr. William Woody and Ms. Barbara Rigg  did not receive compensation from the Trust during the last fiscal year because as new Independent Trustee nominees they did not serve as Trustees during the year. Set forth below is the compensation that the Trustee Nominees received for their services for the fiscal year ended May 31, 2026.

Name of Person/ Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Simona Stan / Independent Trustee Nominee	$1,600	$0	$0	$1,600
Michael Munsey / Independent Trustee Nominee	$1,600	$0	$0	$1,600

Name of Person/ Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Russell Piazza / Interested Trustee Nominee	$0	$0	$0	$0

Nominee Ownership of Fund Shares. The table below shows the range of equity securities beneficially owned by each Nominee as of August 21, 2026, in the Fund and stated as one of the following ranges:  A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; and E = over $100,000. The Family of Investment Companies includes only the Fund.

INDEPENDENT TRUSTEE NOMINEES

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in the Family of Investment Companies
Simona Stan	B	B
Michael Munsey	C	C
William Woody	None	None
Barbara Rigg	None	None

INTERESTED TRUSTEE NOMINEE

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in the Family of Investment Companies
Russell Piazza	E	E

As of August 21, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

How to Vote. If your shares are registered directly in your name, you may vote by completing, signing and returning your proxy card in the postage-paid envelope provided or by calling (866) 738-3629. The Fund does not currently provide Internet voting for registered shareholders. If your shares are held through a broker, bank or other nominee, you are a beneficial owner and should follow the voting instructions provided by your broker, bank or other nominee. Beneficial owners may vote through Broadridge by Internet at www.ProxyVote.com, by telephone at 1-800-454-8683, or by returning the voting instruction form in the envelope provided.

Quorum and Required Vote.  The holders of one-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of each Nominee requires the affirmative vote of  a plurality of the votes. Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. With a plurality vote, the Nominees will be elected if they receive more “for” votes than “against” votes of the shares present, in person or by proxy, and entitled to vote. Under plurality voting, only “for” or “against” votes are counted, not any “withheld” votes or abstentions. Because the Trustee Nominees are running unopposed, all Trustee Nominees of the Fund are expected to be elected as Trustees if a quorum is present.

Voting by Broker-Dealers. Broker-dealer firms holding shares of the Fund in “street name” for their customers and other beneficial owners will request voting instructions from those beneficial owners. Beneficial owners should follow the instructions included with the voting instruction form provided by their broker-dealer or other nominee. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

“Broker non-votes” (i.e., shares held by broker-dealer firms or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted as present for purposes of determining the presence of a quorum at the Special Meeting, but will not count as votes cast for or against any proposals. Because there are no proposals expected to come before the Special Meeting for which brokers or nominees do not have discretionary voting power, the Fund does not anticipate receiving any “broker non-votes”.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.  The Trustees are not expected to attend the Special Meeting.

Revocation of Proxies. If you are a registered shareholder and submit a proxy, you may revoke that proxy at any time before it is exercised. A validly submitted proxy shall continue in full force and effect unless (i) revoked by the person submitting it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked, by submitting a subsequent proxy, or by attending the Special Meeting and voting in person; or (ii) written notice of the death or incapacity of the person submitting the proxy is received by the Trust before the vote pursuant to that proxy is counted. If your shares are held through a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee regarding changing or revoking your voting instructions. Communication with the Trust concerning proxies may be made in writing to Clark Fork Trust, 218 Front Street, Suite 205 Missoula, Montana 59802, Attention: Virginia Belker.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special shareholder meeting of the Trust should send such proposals to Clark Fork Trust, Attn: President, c/o Front Street Capital Management, Inc., 218 East Front Street, Suite 205, Missoula, Montana 59802. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the proxy solicitation for such meeting is made.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote of the holders of a majority of shares cast shall have power to adjourn the Special Meeting from time to time in accordance with the Trust’s By-laws without notice other than announcement at the meeting, until a quorum shall be present or represented. A meeting of shareholders convened on the date for which it was called may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. A meeting of shareholders may not be adjourned for more than 120 days after the original record date for such meeting without giving the shareholders notice of the adjournment and the new meeting date. Except as otherwise set forth above concerning instances when a quorum is not present, the vote of the holders of shares representing one-third of the voting power of the shares entitled to be voted at the Special Meeting shall be required in order to adjourn the meeting with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (866) 738-3629 or write to us at Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Adviser.  The estimated costs of solicitation is approximately $2,500.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple Fund accounts. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Outstanding Shares. The Fund’s outstanding shares on the record date of  August 21, 2026, is: 5,879,753.643.

Beneficial Ownership. Exhibit C sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Front Street Capital Management, Inc., located at 218 East Front Street, Suite 205, Missoula, Montana 59802, is the Fund’s investment adviser.  The Adviser was organized on October 17, 2006, in Missoula, Montana as a corporation under the laws of the state of Montana.  The Adviser is owned by Russell Piazza (87.9%) (the Fund’s portfolio manager), Michele Blood (10.1%), and Virginia Belker (2%).

Transfer Agent. Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the Fund’s transfer agent.

Distributor. Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.

Shareholder Communications. Fund shareholders may send communications to the Board of Trustees as follows: Clark Fork Trust, Attn: Board of Trustees, c/o Front Street Capital Management, Inc., 218 East Front Street, Suite 205, Missoula, Montana 59802.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm to audit and certify the Fund’s financial statements. Pursuant to the 1940 Act, the Fund’s shareholders are not being asked at this time to ratify the selection of Cohen. Representatives of Cohen will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by Cohen to the Trust for the fiscal years ended May 31, 2026 and May 31, 2025, were $15,100 and $15,100, respectively.

Audit-Related Fees. The aggregate fees billed by Cohen to the Trust for the fiscal years ended May 31, 2026 and May 31, 2025, were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by Cohen to the Trust for the fiscal years ended May 31, 2026 and May 31, 2025, were $3,500 and $3,500, respectively.

For each of the Fund’s two most recently completed fiscal years, no fees were billed by Cohen to the Fund that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. During the audit of the Fund’s financial statements for its most recent fiscal year end, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. Cohen performed no services for the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

PLEASE VOTE PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. PLEASE USE THE VOTING METHOD APPLICABLE TO HOW YOUR SHARES ARE HELD. IF YOU ARE VOTING BY MAIL, A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

Exhibit A

Audit Committee Charter

CLARK FORK TRUST

AUDIT COMMITTEE CHARTER

(Adopted May 16, 2011)

Composition and Operation of the Audit Committee

1.

The Committee shall be composed entirely of trustees that are not “interested persons” of the Trust (“Independent Trustees”) as such term is defined in the Investment Company Act of 1940, as amended, and may be comprised of one or more such Independent Trustees.

2.

The Committee may elect a chairperson, who will establish an agenda and preside over each Committee meeting. The chairperson may invite Trust officers and other interested parties to participate in meetings.

3.

A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting, or by teleconference, or by consent in writing without a meeting, will be determinative as to any matter submitted to a vote.

4.

The Committee will meet at such times and places as it determines. The Committee shall normally meet at least once yearly and is empowered to hold special meetings as circumstances require. The Committee will keep minutes of its meetings, which will be available to the full Board for its review and these minutes shall be kept with the Trust’s records.

5.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6.

In performing its duties, the Committee shall have unrestricted access to the independent auditors, investment advisers and administrator, as well as the executive and financial management of the Trust.

7.

The members of the Committee shall be appointed and replaced by the Board.

Purposes of the Audit Committee

1.

The purposes of the Committee are:

(a)

to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)

to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditors regarding financial reporting;

(c)

to oversee the quality and objectivity of the financial statements of each Fund and the independent audit thereof; and

(d)

to act as a liaison between the Trust’s independent auditors and the full Board of Trustees.

2.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit.

Duties and Powers of the Audit Committee

1.

To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services1 provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to any of the Trust’s investment advisers,2 or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust of a Fund if the engagement relates directly to the operations and financial reporting of the Trust or any Fund, and (v) receive the auditors’ specific representations as to their independence;

(b)

to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review with the Trust’s independent public accountants the scope of their annual and interim examinations, placing particular attention where either the Audit Committee or the independent public accountants believe such attention should be directed, and to direct the independent public accountants to expand (but not limit) the scope of their audit whenever such action is, in the opinion of the Audit Committee, necessary or desirable; (ii) to discuss any matters of concern relating to a Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);

1.

The Sarbanes-Oxley Act of 2002 prohibits a fund's independent accountant from providing certain enumerated non-audit services contemporaneously with the fund's audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.

2.

This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and procedures and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(a)

to review each Fund’s audited financial statements and make recommendations to the Board regarding approval of such statements;

(b)

to consider the effect upon the Trust or any Fund of any changes in accounting principles or practices proposed by management or the auditors;

(c)

to review the fees charged by the auditors for audit and non-audit services; and

(d)

to investigate improprieties or suspected improprieties in Trust operations, or other significant issues that could have a material effect on any Fund’s financial statements, brought to the attention of the Committee.

2.

The Committee chairperson shall report the Committee’s activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

3.

The Committee shall perform such other functions consistent with this Charter, the Trust's Declaration of Trust, Bylaws, and applicable law, as the Committee or the Board deems necessary and appropriate.

4.

The Committee shall consult with the independent public accountants during any annual or interim audit on any situation that such independent public accountants deem advisable for resolution prior to the completion of their examination.

5.

As necessary and appropriate, the Committee shall determine through discussions with the independent public accountants or otherwise, that no restrictions were placed on the independent public accountants by management with respect to the scope of the examination or its implementation.

6.

As necessary and appropriate, the Committee shall inquire into the effectiveness of the Trust’s accounting and internal control functions through discussions with the independent public accountants and appropriate officers of the Trust and exercise supervision of the Trust’s policies which prohibit improper or illegal payments.

7.

The Committee shall report to the Board of Trustees on the results of the Audit Committee’s activities and approve and recommend to the Board of Trustees any changes in the appointment of independent public accountants that the Audit Committee may deem to be in the best interests of the Trust and its shareholders.

8.

The Committee shall review this Charter as needed and recommend any changes to the full Board.

Exhibit B

Nominating and Corporate Governance Committee Charter

Clark Fork Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Clark Fork Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.

The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested persons” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements, and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.

The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

  APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

CLARK FORK TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisers to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.

Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT C – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares the Fund of the Trust as of August 21, 2026. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date, August 21, 2026.

NAME & ADDRESS
FUND NAME	(AMOUNT AND PERCENT OWNERSHIP)

Tarkio Fund	79.30% SEI Private Trust Company One Freedom Drive Oaks, PA 19456

Tarkio Fund	8.64% Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105

PROXY CARD
Clark Fork  Trust

Proxy for a meeting of shareholders to be held on September 24, 2026

The undersigned hereby appoints Virginia Belker and Jeremy Brown as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Mountain  Time, on September 24, 2026  at the offices of the Trust located at 218 Front Street, Suite 205, Missoula, Montana 59802  and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CLARK FORK  TRUST

PROXY

PROPOSAL:	ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF CLARK FORK TRUST.

(1) Russell Piazza ; (2) Simona Stan ; (3) Michael Munsey ; (4) William Woody; and (5) Barbara Rigg.

All Shareholders of the TARKIO FUND:

For All	For All Except	Withhold All

/ /	/ /	/ /

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

YOU MAY VOTE BY MAIL OR TELEPHONE.
By Mail: Mark, sign and date this proxy card and return it in the enclosed postage-paid envelope.
By Telephone: Call (866) 738-3629 to place your vote.

Signature	Date	Signature	Date

If voting by mail, please use blue or black ink to mark an X in one of the three boxes provided on the ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

Your vote is needed! Please vote promptly using either of the voting methods described on the reverse side of this form.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should vote each proxy in order for your votes to be counted. Please vote each proxy as soon as possible to help save the cost of additional solicitation.

The signers of this proxy hereby appoint Virginia Belker and Jeremy Brown, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 24, 2026, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR All" on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR All" on the proposal.